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                                                                  Exhibit 10.3

                           PRIVATE PLACEMENT OFFERING
                    SUBSCRIPTION AGREEMENT AND QUESTIONNAIRE

            THE SECURITIES, INCLUDING THE UNDERLYING SECURITIES, THAT ARE THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE LAWS OF ANY STATE OR OTHER JURISDICTION, SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS THE SALE IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER.

      AGREEMENT, effective this 13 day of May, 1999, between SAF T LOK INCORPORATED, a corporation incorporated under the laws of the State of Florida (the "Company"), and (the "Subscriber").

                                 R E C I T A L S

      A. The Company through its agents, desire to provide financing for itself by selling to accredited investors, Company's 6% Convertible Debentures (the "Debentures"), in the form annexed hereto as Exhibit A, for an aggregate purchase price of not more than $2,000,000.00. The interest on the Debenture shall be payable annually. The Proposed Offering shall consist of the sale of a 6% Convertible Debenture due in two years, unless converted or upon the sale of all or substantially all of the assets of the Company, or a merger, consolidation, or acquisition in which the Company is not the survivor. The interest shall be simple interest, paid annually, and paid either in cash or stock at the sole discretion of the Company. The Company may redeem or prepay the Debenture prior to maturity as follows: The Company shall pay the face value of the Debenture plus all accrued interest at the date of prepayment or redemption and in the event the prepayment or redemption occurs within ninety
(90) days from the date of issuance of the Debenture then the Company shall also pay the Debenture holder


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a premium of ten (10%) of the face value at time of redemption or prepayment. In the event the prepayment or redemption occurs after ninety days but within one hundred eighty (180) days from the date of issuance of the Debenture then the Company shall pay the debenture holder a premium of twenty (20%) of the face value at time of redemption or prepayment, plus all accrued interest. The Debenture will be convertible at a 25% discount to the market price at the time of conversion, with a provision providing a floor conversion price of Fifty Cent ($0.50) and a ceiling conversion price of Two Dollars ($2.00). The securities underlying the Debenture shall be registered by an appropriate registration statement filed no later than ninety (90) days from the later of date of (i) the closing of the Offering contemplated herein, or (ii) June 29, 1999 if the offering contemplated herein is extended to such date.

      B. Purchase of the Debentures involve significant investment risks. The Debentures are being offered only to accredited investors as such term is defined under Regulation D of the Securities and Exchange Commission ("SEC").

      NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

      1.    Purchase of Debentures.

            The Company agrees to sell to the Subscriber, and the Subscriber agrees to purchase from the Company, Debentures for the aggregate purchase price set forth in the signature page hereof.

      2.    Payment of Purchase Price.

            Concurrently with the delivery of this Agreement, the Subscriber has delivered a check or made a wire transfer in the amount set forth in the signature page hereof in payment of the purchase price for the Debentures. Checks shall be made payable, or wired funds shall be sent, Chase Manhattan Bank, New York, (the "Escrow Agent") AC#910-2-758829, Escrow Incoming Wire Account, Further Credit: SAF T LOK INCORPORATED, Inc., Attn: Vicki Caldas, such funds, and the disposition thereof, to be subject to the terms of an Escrow Agreement dated April 20, 1999, by and among the Escrow Agent, the Company and Alexander, Wescott & Co., Inc. The Parties hereto acknowledge that a copy of such Escrow Agreement has been received by the Subscriber.

      3.    Representations and Warranties of the Company.


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            The Company represents and warrants to the Subscriber as follows:

            (a) The Debentures will be, when issued, delivered and paid for in accordance with this Agreement, duly and validly issued, fully paid and non-assessable; and all corporate action required to be taken by the Company prior to the issuance and sale of the Debentures and underlying stock upon any conversion, to qualified subscribers has been or, prior to the sale thereof, will have been taken.

            (b) The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $0.01 per share, of which 13,749,957 shares of such Common Stock are issued and outstanding.

            (c) The Company is duly incorporated, validly existing and in good standing as a corporation under the laws of the State of FLORIDA.

            (d) The Company is duly qualified to do business and is in good standing in each jurisdiction in which its activities or its ownership or leasing of property requires such qualification, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations or prospects or conditions, financial or otherwise, of the Company.

            (e) This Agreement has been duly and validly authorized and executed and delivered by and on behalf of the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to any applicable bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and similar laws of general applicability relating to or affecting creditor's rights generally and to general principles of equity.

            (f) No consent, approval authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or any of its affiliates is required for execution of this Agreement, including, without limitation, issuance and sale of the Debenture and the issuance of the Shares upon any conversion of the Debenture or the performance of obligations hereunder.

            (g) Other than as reported on forms 10-KSB and 10-QSB, there are no actions, investigations, statutes, rules or regulations or other proceedings of any nature in effect or pending or to the Company's knowledge threatened, as the case may be, which, either in any case or in the aggregate, if decided


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adversely, might reasonably be expected to result in any material adverse change, financial or otherwise, in the assets, properties, condition, business, earnings or prospects of the Company or which question the validity of the capital stock of the Company, this Agreement or any action taken or to be taken by the Company pursuant to or in connection with this Agreement.

            (h) The Company's most recent Form 10-KSB and subsequent forms 10-QSB as filed with the U.S. Securities and Exchange Commission (the "Commission") (collectively, with exhibits thereto, hereinafter referred to as the "Reports") present fairly the financial position of the Company as of the respective dates thereof and the results of operations and cash flows for the respective periods covered thereby and are in conformity with generally accepted accounting principles applied on a consistent basis throughout the entire period involved. Since December 31, 1998, there has been no material adverse change, financial or otherwise, in the assets, properties, condition, business, earnings or prospects of the Company.

            (i) The Company has filed each tax return which is required to be filed, or has requested an extension therefor and has paid or otherwise provided for all taxes shown on such return and all related assessments to the extent that the same have become due.

            (J) All information from the Company which is included in this Subscription Agreement is accurate and complete to the best knowledge of the Company and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

      4.    Representations and Warranties of the Subscriber.

            The Subscriber hereby represents, warrants and acknowledges to the Company as follows:

            (a) Each of the Subscribers and its advisors has received from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested, and considered all factors each of the Subscriber and its advisors deems material in deciding on the advisability of investing in the Securities (such information in writing is, collectively, the "Other Written Information"). Each of the Subscribers and its advisors, if any, has been afforded the opportunity to ask questions of the


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Company and have received satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by the Subscriber and its advisors shall modify, amend or affect the Subscriber's right to rely on the Company's representations and warranties contained in Section 3 above. The Subscriber acknowledges that, in making the decision to purchase the Debentures, it has relied solely upon independent investigations made by it and not upon any representations made by the Company with respect to the Company or the Debentures, other than those representations set forth in Section 3 hereof.

            (b) This Agreement has been executed and delivered by the Subscriber and is a valid and binding agreement enforceable against the Subscriber in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights generally; and the Subscriber has full power and authority necessary to enter into this Agreement and to perform its obligations hereunder.

            (c) No consent, approval, authorization, or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Subscriber is required for execution of this Agreement including, without limitation, the purchase of the Debentures, or the performance of the Subscriber's obligations hereunder.

            (d) The Subscriber understands that no United States or other governmental agency has passed on or made any recommendation or endorsement of the Debentures.

            (e) The Subscriber understands that the Debentures are being offered and sold in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Debentures.

            (f) The Subscriber is acquiring the Debentures pursuant to this Agreement for investment for its own account and not with a view to the distribution (as such term is used in Section 2(11) of the Securities Act of 1933, as amended (the "Securities Act") thereof.


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            (g) The Subscriber realizes that the Debentures are speculative, illiquid and involve a high degree of risk, including the risks of receiving no return on the investment and of losing the Subscriber's entire investment in the Company.

            (h) The Subscriber is able to bear the economic risk of investment in the Debentures including the total loss of such investment.

            (i) The Subscriber believes that subscribing for the Debentures pursuant to the terms of this Agreement is an appropriate and suitable investment for the Subscriber.

            (j) The Subscriber is experienced and knowledgeable in financial and business matters, and is capable of evaluating the merits and risks of purchasing securities of the Company.

            (k) The Subscriber is a resident of the State of

            (l) The Subscriber is an accredited investor" as defined in Rule 501 of Regulation D under the Securities Act and (check all that apply):

                  ___ (i) A natural person whose individual net worth (assets less liabilities), or joint net worth with his or her spouse, at the time of purchase, exceeds $1,000,000.

                  ___ (ii) A natural person whose individual income was in
            excess of $200,000, or whose joint income with his or her spouse was in excess of $300,000, each of the two most recent years, and who has a reasonable expectation of reaching the same income level for the current year.

                  ___ (iii) A bank, insurance company, registered investment company, business development company, small business investment company or employee benefit plan, as such terms are defined in the Securities Act.

                  ___ (iv) A savings and loan association, credit union, or
            similar financial institution or a registered broker or dealer, as such terms are defined in the Securities Act.

                  ___ (v) A private business development company, as


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            defined in the Investment Advisors Act of 1980.

                  ___ (vi) An organization described in Section 501(c)(3) of the
            Internal Revenue Code with assets in excess of $5,000,000.

                  ___ (vii) A corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  ___ (viii) A trust, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

                  ___ (ix) A director or an executive officer of the Company.

                  ___ (x) An entity in which all of the equity owners are
            accredited investors.

                  ___ (xi) A self-directed IRA, Keogh, or similar plan of which the individual directing the investments qualifies as an "accredited investor" under one or more of items (i)-(x), above. Also check the item(s) [(i)-(x)] that applies.

            The Company reserves the right to request additional information from the Subscriber to verify the information represented by the Subscriber herein.

      5. Investment Purpose in Acquiring the Debentures.

            The Subscriber and the Company acknowledge that the securities comprising and/or underlying the Debentures have not been registered under the Securities Act, or applicable state securities laws, and that such securities will be issued to Subscriber in reliance on exemptions from the registration requirements of the Securities Act and applicable state securities laws, based in part on Subscriber's representations and undertakings contained herein, including Subscriber's investment intent. The Subscriber has no present intention to divide his participation with others or to resell or otherwise dispose of all or any part of the Debentures.

      6. Compliance with Securities Act.


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            The Subscriber agrees that if the Debentures or any part thereof are to be sold or transferred by the Subscriber in the future, the Subscriber will sell or distribute them pursuant to the requirements of the Securities Act and applicable state securities Laws. The Subscriber agrees that the Subscriber will not transfer any part of the Debentures without (i) obtaining an opinion of counsel satisfactory in form and substance to the counsel for the Company to the effect that such transfer is exempt from the registration requirements under the Securities Act and applicable state securities laws or (ii) effecting such transfer under the required registration requirements of applicable securities law.

      7. Restrictive Legend.

            Subscriber agrees that the Company may place a restrictive legend on the documents representing the securities comprising and/or underlying the Debentures containing substantially the following language:

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT THERETO UNDER SUCH ACT UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT OR UNLESS THE SALE IS OTHERWISE EXEMPT FROM REGISTRATION. THE COMPANY MAY REQUEST A WRITTEN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED IN CONNECTION WITH SUCH SALE, PLEDGE OR HYPOTHECATION, OR OTHER TRANSFER. THIS CERTIFICATE MUST BE SURRENDERED TO THE CORPORATION OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER CONTAINED IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.


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      8. Stop Transfer Order.

            The Subscriber and Company agree that the Company may not place a stop transfer order with its registrar and stock transfer agent (if any) covering all certificates representing the securities comprising and/or underlying the Debentures.

      9. Knowledge of Restrictions Upon Transfer of the Debentures.

            The Subscriber understands that the securities comprising the Debentures are not freely transferable and may in fact be prohibited from sale for an extended period of time and that, as a consequence thereof, the undersigned must bear the economic risk of investment in the Debentures for an indefinite period of time and may have extremely limited opportunities to dispose of the Debentures.

      10. Registration and Other Rights with regard to the Debentures.

            (a) Each Debenture Holder who wishes to convert its Debenture into shares of Common Stock shall provide notice via facsimile to the Company on a business day. The Company shall use best efforts and deliver within 5 business days, a certificate(s) for the number of shares of Common Stock to which the Holder is entitled, provided the Certificate representing the Debenture is received by the Company within 2 business days of such notice.

            (b) The Debenture may be converted into Common Stock of the Company, at any time commencing after the earlier of the effective date of the registration statement covering the conversion shares; or ninety (90) days after the filing of the registration statement covering the conversion shares provided that a minimum of $25,000 must be converted upon any such conversion (or any lesser remaining amount held by the holders upon conversion).

            (c) The Debentures are convertible into Common Stock at a discount of Twenty Five (25%) Percent of the Closing Bid Price on the date the Conversion notice is received by the Company ("the Conversion Date") subject to adjustment as provided by the Debenture. There is a $0.50 floor and a $2.00 ceiling on the conversion price. For purposes of calculating the conversion, the Debenture value shall equal the principal face value plus any and all accrued and unpaid interest as of the date of


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                  conversion, unless the Company in 30 days elects to pay such interest in cash. Following the issuance of the Debenture, the number of shares underlying the Debenture shall be proportionately adjusted for any increase or decrease in the number of issued shares of stock resulting from the splitting or consolidation of shares, the payment of a stock dividend or effected in any other similar manner.

            (d) The Company shall file a registration statement covering the resale of all shares underlying the Debenture, in the event of conversion, and any shares of Common Stock paid the Placement Agent as compensation, in a registration statement filed no later than ninety (90) days after the later of (i) the closing of this offering or, (ii) June 29, 1999 if the offering contemplated herein is extended to such date. If the registration statement is not filed as required by this Agreement and AWC has given notice to the Company of the final closing or end of the Offering period, the Company shall pay to the Holder, a two (2%) percent fee in cash over and above the face amount of the Debenture as liquidated damages for each calendar month delayed (if less than one full calendar month then the liquidated damages shall be prorated over the number of days delayed in the less than complete calendar month).

            If an offering in connection with which the Subscriber is entitled to registration under this paragraph (a) is an underwritten offering, then the Subscriber shall, unless otherwise agreed by the Company, offer and sell the Debentures and underlying Shares included in such Registration Statement in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other Securities; Common Stock or Preferred Stock included in such underwritten offering provided that if the registration statement pertains to an underwritten offering, the inclusion of any such shares shall be subject to an underwriter's cutback if the underwriter determines, in good faith, that the inclusion of such shares will adversely affect the offering by the Company with such cutback to be accomplished on a pro-rata basis among all selling shareholders or as shall be otherwise required by such underwriter.

            (e) In connection with the filing of a registration statement


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pursuant to this section, the Company shall:

            (i) notify the Subscriber as to the filing and status thereof and of all amendments thereto filed prior to the effective date of said registration statement;

            (ii) notify such Subscriber promptly after it shall have received notice of the time when the registration statement becomes effective or any supplement to any prospectus forming a part of the registration statement has been filed;

            (iii) prepare and file without expense to such Subscriber any necessary amendment or supplement to such registration statement or prospectus as may be necessary to comply with the 1933 Act or advisable in connection with the proposed distribution of the securities by such Subscriber;

            (iv) take all reasonable steps to qualify the Shares for sale under the securities or blue sky laws of such state as such Subscriber has designated herein and to register or obtain the approval of any federal or state authority which may be required in connection with the proposed distribution, except, in each case, in jurisdictions in which the Company must either qualify to do business or file a general consent to service of process as a condition of the qualification of such securities;

            (v) notify such Subscriber of any stop order suspending the effectiveness of the registration statement and use its reasonable best efforts to remove such stop order;

            (vi) undertake to keep such registration statement and prospectus effective for a period of twelve months after its effective date; and

            (vii) furnish to such Subscriber as soon as available, copies of any such registration statement and each preliminary or final prospectus and any supplement or amendment required to be prepared pursuant to the foregoing provisions of this section, all in such quantities as such Subscriber may from time to time reasonably request.


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            (f) The Company agrees to pay all underwriting discounts and commissions, transfer taxes, registration fees and his own counsel fees with respect to the Shares being registered. The Company will pay all other costs and expenses in connection with a registration statement to be filed pursuant to this Section 10 including, without limitation, the fees and expenses of counsel for the Company, the fees and expenses of its accountants, and all other costs and expenses incident to the preparation, printing and filing under the Act of any such registration statement, each prospectus and all amendments and supplements thereto, the costs incurred in connection with the qualification of such securities for sale in such state as the Subscriber shall have designated, including fees and disbursements of counsel for the Company, and the costs of supplying a reasonable number of copies of the registration statement, each preliminary prospectus, final prospectus and any supplements or amendments thereto to such Subscriber.

            (g) The Company agrees to use its reasonable best efforts to enter into an appropriate cross-indemnity agreement with any underwriter (as defined in the Securities Act) for such Subscriber in connection with the filing of a registration statement pursuant to this section.

            (H) If the Company shall file any registration statement including therein all or any part of the Shares held by the Subscriber, the Company and each Subscriber shall enter into an appropriate cross-indemnity agreement whereby the Company shall indemnify and hold harmless the Subscriber against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement of any material fact contained in such registration statement, or any omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading unless such statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by any such Subscriber, and each such Subscriber shall indemnify and hold harmless the Company, each of its directors and officers who have signed the registration statement and each person, if any, who controls the Company, within the meaning of the Securities Act against any losses, claims, damages or liabilities (or actions in respect thereof) arising out of or based upon any untrue statement of any material fact, contained in such registration statement, or any omission to state therein a material fact required to be stated therein or necessary to make statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with written information furnished or required to be furnished by such Subscriber expressly for use in such registration statement.


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            (i) For a period of one (1) year after the effective date of the registration statement filed pursuant to this Section 10, the Company at its expense will file such post-effective amendments as may be necessary to make available for use a prospectus meeting the requirements of the Securities Act. The Company will cause copies of such prospectus to be delivered to any person selling the shares of Common Stock as may be required by the Securities Act and the rules and regulations of the SEC.

      11. Representations to Survive Delivery.

            The representations, warranties and agreements of the Company and of the Subscriber contained in this Agreement will remain operative and in full force and effect and will survive the payment of the purchase price pursuant to
Section 2 above and the delivery of certificates representing the securities comprising the Shares.

      12. Miscellaneous.

            (a) Entire Agreement. This Agreement contains the entire agreement between the parties hereto with respect to the transactions contemplated by this Agreement and supersedes all prior arrangements or understandings with respect thereto.

            (b) Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

            (c) Third Party Rights. Notwithstanding any other provision of this Agreement, this Agreement shall not create benefits on behalf of any third party, and this Agreement shall be effective only as between the parties hereto and their respective successors, heirs and permitted assigns.

            (d) Descriptive Headings. The descriptive headings of this Agreement are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

            (e) Notices. Any notice hereunder to or upon either party hereto shall be deemed to have been duly given for all purposes if (a) in writing and sent by (i) messenger or an overnight courier service against receipt, or (ii) certified or registered mail, postage paid, return receipt requested, or (b) sent by telegram,


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telecopy, telex or similar electronic means, provided that a written copy thereof is sent on the same day by postage paid first class mail, to such party at the following address:

      To Subscriber:                at its address set forth on the signature
                                    page hereof

      To the Company at:               1101 Northpoint Parkway
                                    West Palm Beach, Florida 33407

or such other address as either party hereto may at any time, or from time to time, direct by notice given to the other party in accordance with this Section.

            (f) Governing Law. This Agreement shall be governed by and construed in accordance, with the laws of the State of Florida and of the United States of America, without regard to choice of law provisions.

            (g) Remedies. In the event of any actual or prospective breach or default by either party hereto, the other party shall be entitled to equitable relief, including remedies in the nature of rescission, injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for such actual or prospective breach or default, including the recovery of damages.

            (h) Disputes and Jurisdiction. Disputes arising under this Agreement shall be resolved in a federal or state court of general jurisdiction sitting in the State of New York, or State of Florida. Each of the parties hereto hereby irrevocably consents and submits to the jurisdiction of such court.

            (i) Severability. The provisions hereof are severable and in the event that any provision of this Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected, but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the party of the parties hereto, amended and limited to the extent necessary to render the same valid and enforceable.

            (j) Assignment, Etc. This Agreement may not be assigned without the prior written consent of the parties, and any purported assignment without


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such consent shall be void and without effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person nor a party hereto.

            (k) Amendment. Except as otherwise provided herein, no amendment of this Agreement shall be valid or effective, unless in writing and signing by or on behalf of the parties hereto.

            (l) Waiver. No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall Constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

            (m) Further Assurances. Each party hereto covenants and agrees promptly to execute, deliver, file or record such agreements, instruments, certificates and other documents and to perform such other and further acts as the other party hereto may reasonably request or as may otherwise be necessary or proper to consummate and perfect the transactions contemplated hereby.

            (n) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and which together shall constitute one and the same agreement.

# of Debentures Purchased


-------------------------                  -------------------------------
                                           Subscriber (Signature)
# of Debentures Purchased


-------------------------                  -------------------------------
                                           Subscriber (Signature, if more
                                           than one investor)

Total Dollar Investment


Private Placement Offering
Subscription Agreement and Questionnaire of Subscriber

$
-------------------------                  -------------------------------
                                           Print Name


                                           -------------------------------
                                           Print Name (If more than one
                                           investor)

                                           -------------------------------
                                           Address

      The Company hereby accepts the subscription evidenced by this Subscription Agreement and Questionnaire:

                                           By: /s/ Franklin Brooks
                                              ----------------------------
                                              Name: Franklin Brooks
                                                   -----------------------
                                              Title: President, CEO
                                                    ----------------------

Dated: July 13, 1999


Private Placement Offering
Subscription Agreement and Questionnaire

                             SUBSCRIBER INFORMATION


--------------------------------------------------------------------------------
(Please print name(s) in which the Debentures are to be issued)


--------------------------------------------------------------------------------
Taxpayer I.D. No.                Taxpayer I.D. No.
                                 (If more than one investor)


--------------------------------------------------------------------------------
Street Address


--------------------------------------------------------------------------------
City                          State                              Zip Code


--------------------------------------------------------------------------------
Telephone Number


--------------------------------------------------------------------------------
Occupation


Check One:

____ Individual Ownership
____ Joint Tenants (JTWROS)
____ Partnership
____ Tenants in Common
____ Corporation
____ Other


Private Placement Offering
Subscription Agreement and Questionnaire

                            CERTIFICATE OF SIGNATORY

      (To be completed if Debentures are being subscribed for by an Entity)

            I, ____________________________________, am the ________________ of
________________ (the "Entity").

            I certify that I am empowered and duly authorized by the Entity to execute and carry out the terms of the Subscription Agreement and Questionnaire and to purchase and hold the Securities, and certify further that such Subscription Agreement and Questionnaire has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation or the Entity.

            IN WITNESS WHEREOF, I have set my hand this ___ day of __________, 1999.

                                             --------------------------
                                             (Signature)


                                             --------------------------
                                             (Title)


                                             --------------------------
                                             (Please Print Name)


Private Placement Offering
Subscription Agreement and Questionnaire
     Page 18